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                                                                    EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Merrill Lynch Life Insurance Company (the "Company") on Form 10-Q for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph E. Justice, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Joseph E. Justice
                                            ------------------------------------
                                            Joseph E. Justice
                                            Senior Vice President and
                                            Chief Financial Officer


Dated: August 13, 2004


A signed original of this written statement required by Section 906 has been provided to Merrill Lynch Life Insurance Company and will be retained by Merrill Lynch Life Insurance Company and furnished to the Securities and Exchange Commission or its staff upon request.